FORM 8-K

              SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549


                        CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        DATE OF REPORT:  APRIL 24, 1997
                       (Date of earliest event reported)



                  KIMBERLY-CLARK CORPORATION
    (Exact name of registrant as specified in its charter)


             DELAWARE                    1-225           39-0394230

      (State or other jurisdiction (Commission File     (IRS Employer
         of incorporation)            Number)          Identification No.)


                  P.O. BOX 619100, DALLAS, TEXAS            75261-9100
             (Address of principal executive offices)        (Zip Code)


                                     (972) 281-1200
                  (Registrant's telephone number, including area code)



Item 5.  Other Events


Attached hereto as Exhibit 99 is the Business Segment Analysis for Kimberly-Clark Corporation and its subsidiaries for the three months ended March 31, 1997.


                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                KIMBERLY-CLARK CORPORATION




Date:   April 24, 1997            By:  /s/ John W. Donehower
                                       ----------------------------
                                       John W. Donehower
                                       Senior Vice President and
                                       Chief Financial Officer


                         EXHIBIT INDEX



    (99) Business Segment Analysis for Kimberly-Clark Corporation and its subsidiaries for the three months ended March 31, 1997.